UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

PANGAEA LOGISTICS SOLUTIONS LTD.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PANGAEA LOGISTICS SOLUTIONS LTD.
109 Long Wharf
Newport, RI 02840

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 7, 2026

TO THE SHAREHOLDERS OF PANGAEA LOGISTICS SOLUTIONS LTD:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Pangaea Logistics Solutions Ltd., a Bermuda company, will be held at 2:00 pm, Eastern Time, on May 7, 2026, in the Company's Executive Office at 109 Long Wharf, Newport, RI 02840. You are cordially invited to attend the annual meeting, which will be held for the following purposes:

(1)To elect four directors to our Board of Directors as Class III directors serving until the annual meeting of shareholders to be held in 2029;

(2)To elect one director to our Board of Directors as Class I director serving until the annual meeting of shareholders to be held in 2027;

(3)To elect one director to our Board of Directors as Class II director serving until the annual meeting of shareholders to be held in 2028;

(4)To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year 2026;

(5)To approve, on an advisory, non-binding basis, the compensation of named executive officers; and

(6)To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on March 17, 2026 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

All shareholders are cordially invited to attend the Annual Meeting. If you do not expect to be present at the Annual Meeting, you are requested to fill in, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Annual Meeting. Shareholders of record also have the option of voting via the Internet. Instructions for using the service is included on the proxy card. In the event you decide to attend the Annual Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person in accordance with the procedures described in the accompanying proxy statement. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors

/s/ Mads Rosenberg Boye Petersen
Mads Rosenberg Boye Petersen
Chief Executive Officer

Newport, Rhode Island
March 27, 2026

This notice and proxy statement is dated March 27, 2026, and is first being mailed to our shareholders on or about March 27, 2026.

PROXY STATEMENT

General
This proxy statement, which is being mailed to each person entitled to receive the accompanying Notice of Annual Meeting on or about March 27, 2026, is furnished in connection with the solicitation of proxies to be voted at the annual meeting of shareholders by the Board of Directors (the "Board") of Pangaea Logistics Solutions Ltd. ("Pangaea" or the "Company"), The meeting is to be held on May 7, 2026, at 2:00 pm. at the Company’s principal executive office, located at 109 Long Wharf, Newport, Rhode Island, and at any adjournments or postponements thereof.
Shareholders Who May Vote
All shareholders of record at the close of business on March 17, 2026 will be entitled to vote. As of March 17, 2026, Pangaea had outstanding 65,318,647 common shares, each of which is entitled to one vote with respect to each matter to be voted upon at the meeting. Proxies are solicited to give all shareholders who are entitled to vote on the matters that come before the meeting the opportunity to do so whether or not they attend the meeting in person.
Voting
If you are a holder of record of our common shares as of the record date, you may vote in person at the annual meeting or by submitting a proxy for the annual meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the meeting and vote in person, obtain a proxy from your broker, bank or nominee.
Changing or Revoking a Proxy
If you are a holder of record of our common shares as of the record date, you may change or revoke your proxy at any time before it is voted by submitting a new proxy with a later date, delivering a written notice of revocation to Pangaea's Secretary, or voting in person at the meeting. If your shares are held in the name of your broker or bank, you may change or revoke your voting instructions by contacting the bank or brokerage firm or other nominee holding the shares or by obtaining a legal proxy from such institution and voting in person at the annual meeting.

Appraisal Rights

The Board has not proposed for consideration at the Annual Meeting any transaction for which the laws of Bermuda grant appraisal rights to dissenting shareholders.

Required Vote
A quorum is required to conduct business at the meeting. A quorum requires the presence, in person or by proxy, of at least two shareholders representing the holders of at least thirty-three percent (33%) of the issued and outstanding shares entitled to vote at the meeting. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when you fail to provide voting instructions to your broker for shares owned by you but held in the name of your broker and your broker does not have authority to vote without instructions from you. Under those circumstances, your broker may be authorized to vote for you without your instructions on routine matters but is prohibited from voting without your instructions on non-routine matters. Non-routine matters include the election of directors for which your broker cannot vote and absent your instructions on how to vote, will result in broker non-votes.
Any question proposed for consideration at the meeting shall be decided on by a majority of votes cast.

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Costs of Proxy Solicitation
Pangaea pays the cost of this solicitation of proxies. This solicitation is being made by mail but also may be made by telephone or in person. Our directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means.
Pangaea will request that persons who hold shares for others, such as banks and brokers, solicit the owners of those shares and will reimburse them for their reasonable out-of-pocket expenses for those solicitations.
Attending the Meeting
If your shares are held in the name of your bank or broker and you plan to attend the meeting, please bring proof of ownership with you to the meeting. A bank or brokerage account statement showing that you owned voting shares of Pangaea on March 17, 2026 is acceptable proof to establish share ownership and obtain admittance to the meeting. If you are a shareholder of record, no proof of ownership is required. All shareholders or their proxies should be prepared to present government-issued photo identification upon request for proof of ownership and/or admission to the meeting.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q.    Why am I receiving this proxy statement?

A.    Pangaea Logistics Solutions Ltd. is furnishing you this proxy statement to solicit proxies on behalf of its Board to be voted at the 2026 annual meeting of shareholders of Pangaea Logistics Solutions Ltd. The meeting will be held at the Company's Executive Office, 109 Long Wharf, Newport, RI 02840 on May 7, 2026, at 2:00 pm Eastern Time. The proxies also may be voted at any adjournments or postponements of the meeting. When used in this proxy statement, “Pangaea,” “Company,” “we,” “our,” “ours” and “us” refer to Pangaea Logistics Solutions Ltd. and its consolidated subsidiaries, except where the context otherwise requires or as otherwise indicated.

This proxy statement contains important information about the matters to be acted upon at the annual meeting. Shareholders should read it carefully.

Q.    What is a proxy?

A.    A proxy is your legal designation of another person to vote the shares you own on your behalf. That other person is referred to as a “proxy.” Our Board has designated Mads Rosenberg Boye Petersen and Gianni Del Signore as proxies for the annual meeting. By completing and returning the enclosed proxy card, you are giving Mr. Del Signore and Mr. Petersen the authority to vote your shares in the manner you indicate on your proxy card.

Q.    What do I need to do now?

A.    We urge you to read carefully and consider the information contained in this proxy statement. The vote of our shareholders is important. Shareholders are then encouraged to vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.    Who is entitled to vote?

A.    We have fixed the close of business on March 17, 2026, as the “record date” for determining shareholders entitled to notice of and to attend and vote at the annual meeting. As of the close of business on March 17, 2026, there were 65,318,647 common shares outstanding and entitled to vote. Each common share is entitled to one vote per share at the annual meeting.

Q.     How do I vote?

A.    If you are a shareholder of record, there are three ways to vote:

•by Internet at www.cstproxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on May 6, 2026 (have your Notice or proxy card in hand when you visit the website);

•by completing and mailing your proxy card with the pre-addressed postage paid envelope. (if you received printed proxy materials); or

•by written ballot at the Annual Meeting.

    Even if you plan to attend the Annual Meeting in person, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend.

    If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the meeting and vote in person, obtain a proxy from your broker, bank or nominee.

Q.    What does it mean if I receive more than one proxy card?

A.    It indicates that you may have multiple accounts with us, brokers, banks, trustees, or other holders of record. Sign and return all proxy cards to ensure that all of your shares are voted. We encourage you to register all your accounts in the same name and address.

Q.    If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.    No. Your broker, bank or nominee cannot vote your shares unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.

Q.    What are my voting choices when voting for director nominees, and what vote is needed to elect directors?

A.    In voting on the election of four Class III director nominees to serve until the 2029 annual meeting of shareholders, one Class I director nominee to serve until the 2027 annual meeting of shareholders, and one Class II director nominee to serve until the 2028 annual meeting of shareholders, shareholders may vote in one of the following ways:

•FOR an individual nominee;
•AGAINST an individual nominee; or
•WITHHOLD with respect to an individual nominee.

Under our majority voting standard, a director nominee must receive more votes cast “FOR” than “AGAINST” his or her election in order to be elected. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Our Board of Directors unanimously recommends that shareholders vote “FOR” the election of all nominees.

Q.    What if a shareholder does not specify a choice for a matter when returning a proxy?

A.    Shareholders should specify their choice for each matter on the enclosed form of proxy. If no instructions are given, proxies that are signed and returned will be voted “ FOR ” the election of the director nominees.

Q.    What constitutes a quorum?

A.    The presence, in person or by proxy, of at least two shareholders representing the holders of at least thirty-three percent (33%) of the outstanding common shares constitutes a quorum. We need a quorum of shareholders to hold a validly convened annual meeting. If you have signed and returned your proxy card, your shares will be counted toward the quorum. If a quorum is not present, the chairman may adjourn the meeting, without notice other than by announcement at the meeting, until the required quorum is present. As of the record date, 65,318,647 common shares were outstanding. Thus, the presence of the holders of common shares representing at least 21,772,882 shares will be required to establish a quorum.

Q.    How are abstentions and broker non-votes counted?

A.    Abstentions are counted for purposes of determining whether a quorum is present at the annual meeting. A properly executed proxy card marked “withhold” with respect to the election of the director will not be voted with respect to the director indicated, although it will be counted for purposes of determining whether there is a quorum.

    Broker non-votes will have no effect on the outcome of the vote on any of the proposals.

Q.    Will any other business be transacted at the meeting? If so, how will my proxy be voted?

A.    We do not know of any business to be transacted at the annual meeting other than those matters described in this proxy statement. The period of time specified in our Bye-laws for submitting proposals to be considered at the meeting has expired and no proposals were submitted.

Q.    May I change my vote after I have mailed my signed proxy card?

A.    Yes. Send a later-dated, signed proxy card to our corporate secretary at the address set forth below so that it is received prior to the vote at the annual meeting or attend the annual meeting in person and vote. Shareholders also may revoke their proxy by sending a notice of revocation to our corporate secretary, which must be received by our corporate secretary prior to the vote at the annual meeting.

Q.    Will I be able to view the proxy materials electronically?

A.    Yes. To view this proxy statement and our 2025 Annual Report on Form 10-K ("Annual Report") electronically, visit https://www.cstproxy.com/pangaeals/2026.

Q.    Where can I find the voting results of the annual meeting?

A.    We intend to announce preliminary voting results at the annual meeting and will publish final results on a current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days of the annual meeting.

Q.    What is the deadline for submitting proposals to be considered for inclusion in the 2027 proxy statement and for submitting a nomination for director for consideration at the annual meeting of shareholders in 2027?

A.    We expect to hold our 2027 annual meeting of shareholders on or about May 7, 2027. Shareholder proposals made in accordance with the relevant provisions of the Companies Act 1981 of Bermuda (i.e. the jurisdiction of incorporation of the Company) requested to be included in our 2027 proxy statement must be received no later than January 31, 2027. Proposals and nominations should be directed to Gianni Del Signore, Chief Financial Officer and Secretary, Pangaea Logistics Solutions Ltd., 109 Long Wharf, Newport, RI 02840.

Q.    Who is paying the costs associated with soliciting proxies for the annual meeting?

A.    We are soliciting proxies on behalf of our Board. This solicitation is being made by mail but also may be made by telephone or in person. Our directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. We will bear the cost of the solicitation.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Q.    Who can help answer my questions?

A.    If you have questions about the meeting or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Gianni Del Signore
401.846.7790
gdelsignore@pangaeals.com

BOARD OF DIRECTORS

Members of Our Board

The following sets forth certain information concerning the persons who serve as the Company’s directors or are nominated for election:

Name	Age	Position
Mads Rosenberg Boye Petersen	46	Chief Executive Officer and Director
Carl Claus Boggild	69	Lead Independent Director
Richard T. du Moulin	79	Director, Chair of the Board
Eric S. Rosenfeld	68	Director
David D. Sgro	50	Director
Anthony Laura	74	Director
Karen H. Beachy	55	Director
Gary Vogel	60	Director
Paul M. Leand, Jr.	59	Director
Eugene I. Davis	71	Director

Biographical information concerning the directors listed above is set forth below.

Class I Directors

Eric S. Rosenfeld Mr. Rosenfeld has served as a director of the Company since 2014. Eric Rosenfeld of New York, New York, U.S.A., has been the President and Chief Executive Officer of Crescendo Partners, L.P., a New York based investment firm, since its formation in November 1998. Prior to forming Crescendo Partners, he held the position of Managing Director at CIBC Oppenheimer and its predecessor company Oppenheimer & Co., Inc. for 14 years. Mr. Rosenfeld currently serves on the board at Aecon Group, Inc., a construction company, and Algoma Steel, Inc., a fully integrated producer of hot and cold rolled steel products. Mr. Rosenfeld has also served as Chairman and CEO for Arpeggio Acquisition Corporation, Rhapsody Acquisition Corporation, Trio Merger Corp, Quartet Merger Corp and Harmony Merger Corp., all blank check corporations that later merged with Hill International, Primoris Services Corporation, SAExploration Holdings, Pangaea Logistics Solutions Ltd and NextDecade Corporation respectively. Mr. Rosenfeld has also served as the Chief SPAC Officer of Legato Merger Corp and Legato Merger Corp II., blank check corporations that later merged with Algoma Steel, Inc. and Southland Holdings, respectively. Mr. Rosenfeld is currently the Chief SPAC Officer of Legato Merger Corp. III and Legato Merger Corp IV., blank check corporations. Mr. Rosenfeld is also currently the CEO of Allegro Merger Corp, a non-listed shell company. He was also a director of Primo Water Corp, a water delivery and filtration company, CPI Aero (Chairman Emeritus), a company engaged in the contract production of structural aircraft parts, Canaccord Genuity Group, a full-service financial services company, NextDecade Corporation, a development stage company building natural gas liquefaction plants, Absolute Software Corp., a leader in firmware-embedded endpoint security and management for computers and ultraportable devices, AD OPT Technologies, an airline crew planning service, Sierra Systems Group Inc., an information technology, management consulting and systems integration firm, Emergis Inc., an electronic commerce company, Hill International, a construction management firm, Matrikon Inc. a company that provides industrial intelligence solutions, DALSA Corp., a digital imaging and semiconductor firm, HIP Interactive, a video game company, GEAC Computer, a software company, Computer Horizons Corp. (Chairman), an IT services company, Pivotal Corp, a cloud software firm, Call-Net Enterprises, a telecommunication firm, Primoris Services Corporation, a specialty construction company, and SAExploration Holdings, a seismic exploration company.

Mr. Rosenfeld is an adjunct professor at Columbia Business School and has served on numerous panels at Queen’s University Business Law School Symposia, McGill Law School, the World Presidents’ Organization, and the Value Investing Congress. He is a senior faculty member at the Director’s College. He is a guest lecturer at Tulane Law School. He has also been a regular guest host on CNBC. Mr. Rosenfeld received an A.B. in economics from Brown University and an M.B.A. from the Harvard Business School. The board nominated Mr. Rosenfeld to be a director because he has extensive experience serving on the boards of multinational public companies and in capital markets and mergers and acquisitions transactions. Mr. Rosenfeld also has valuable experience in the operation of a worldwide business faced with a myriad of international business issues. Mr. Rosenfeld’s leadership and consensus-building skills, together with his experience as senior independent director of all boards on which he currently serves, make him an effective board member.

Mads Rosenberg Boye Petersen Mr. Petersen has served as a director of the Company since 2026, and serves as Chief Executive Officer of the Company, responsible for the strategic direction, commercial development, execution, and Safety.

Before being appointed CEO, Mr. Petersen served as Chief Operating Officer since April 2022, during which he oversaw the business's commercial, operational, and technical functions. His previous role was MD for the wholly owned subsidiary Nordic Bulk Carriers, a position he held since 2009. Mr. Petersen spearheaded the development of the ice-class service offering, which Pangaea now holds a market-leading position in. His experience includes customer-facing activities, ESG initiatives, and the development of vessel performance optimization strategies. Before joining Pangaea, Mr. Petersen held various operational and management roles in the dry bulk industry. Mr. Petersen earned an Executive MBA in Shipping and Logistics from Copenhagen Business School, as well as various courses in Strategy and Artificial Intelligence.

Anthony Laura. Mr. Laura is a founder of Pangaea, has served as a director of the Company since 2017, and served as its Chief Financial Officer from the Company's inception until his retirement in April 2017. Prior to co-founding Bulk Partners Ltd., the predecessor to Pangaea, in 1996, Mr. Laura spent 10 years as CFO of Commodity Ocean Transport Corporation (COTCO). Mr. Laura also served as Chief Financial Officer at Navinvest Marine Services from 1986 to 2002. Mr. Laura is a graduate of Fordham University.

Class II Directors

Carl Claus Boggild. Mr. Boggild is a founder of Pangaea and served as its President (Brazil) from the Company's inception until his retirement in 2016. He has served as a director of the Company since 2014. Prior to co-founding Bulk Partners Ltd., the predecessor company to Pangaea, in 1996, Mr. Boggild was Director of Chartering and Operations at the Korf Group of Germany. He also was a partner at Trasafra Ltd., a Brazilian agent for the largest independent grain parcel operator from Argentina and Brazil to Europe. He worked for Hudson Trading and Chartering where he was responsible for Brazilian related transportation services. As President of COTCO, he was responsible for the operations of its affiliate Handy Bulk Carriers Corporation. Prior to becoming President of COTCO, Mr. Boggild was an Executive Vice President and was responsible for its Latin American operations. Mr. Boggild holds a diploma in International Maritime Law. Mr. Boggild’s qualifications to sit on our board include his operational experience and deep knowledge of the shipping industry. Mr. Boggild serves as the Board's Lead Independent director.

David D. Sgro. Mr. Sgro has served as a director of the Company since 2014. Mr. Sgro served as Quartet’s chief financial officer, secretary, and a member of its Board of Directors. He has been the Head of Research of Jamarant Capital Mgmt. since its inception in 2015. From 2005 through 2021, Mr. Sgro was an employee of Crescendo Partners, where he completed his tenure as a Senior Managing Director of the firm. Mr. Sgro presently serves or has served on the board of directors of Legato Merger Corp. III, Algoma Steel, Inc., Legato Merger Corp. II, Legato Merger Corp., Allegro Merger Corp., Hill International, NextDecade Corporation, Trio, Primoris Services Corporation, Bridgewater Systems, Inc., SAExploration Holdings, Harmony Merger Corp., Imvescor Restaurant Group, BSM Technologies and COM DEV International Ltd. Mr. Sgro attended Columbia Business School and prior to that, Mr. Sgro worked as an analyst and then senior analyst at Management Planning, Inc., a firm engaged in the valuation of privately held companies. Simultaneously, Mr. Sgro worked as an associate with MPI Securities, Management Planning, Inc.’s boutique investment banking affiliate. Mr. Sgro received a B.S. in Finance from The College of New Jersey and an M.B.A. from Columbia Business School. In 2001, he became a Chartered Financial Analyst (CFA®) Charterholder. Mr. Sgro is an adjunct faculty member at the College of New Jersey and a regular guest lecturer at Columbia Business School.

Eugene I. Davis. Mr. Davis has served as a director of the Company since 2025. Mr. Davis is the Chairman and Chief Executive Officer of PIRINATE Consulting Group, LLC, a privately held consulting firm that he founded in 1999 specializing in operational turnarounds and strategic planning advisory services. Over his career, he has acted in executive, board member and advisory roles in managing hundreds of debtor- and creditor-side pre- and post-restructuring assignments involving businesses in various industries. Prior to founding PIRINATE, Mr. Davis reorganized, operated, and managed multiple companies, serving as Chief Operating Officer of Total-Tel Communications, Inc., Vice Chairman and CEO of Sport Supply Group, Inc. and Vice Chairman and President of Emerson Radio Corporation. He also practiced law as a partner, shareholder and head of the Corporate & Securities practice at Holmes, Millard & Duncan, P.C., as a partner at Arter & Hadden LLP, and as an associate at Akin Gump Strauss Hauer & Feld LLP. Prior to that, Mr. Davis was an attorney and negotiator at oil and gas companies. Mr. Davis earned a B.A. in International Politics from Columbia College, a Master’s in International Affairs from the School of International Affairs at Columbia University, and a J.D. from Columbia University School of Law. Mr. Davis is a Chairman of the Board of Weight Watchers, Inc. and a Director of Spirit Aviation Holdings, Inc. He was previously a director of Fossil Group, Inc., Aeromexico Group, Babylon Holdings Limited, Bluestem Group Inc., F45 Training Holdings Inc., GTT Communications, Inc., Hycroft Mining Holding Corporation, Loyalty Ventures Inc., MediaMath Holdings, Inc., Parker Drilling Company, PGX Holdings, Inc., Skillsoft Corp., Verso Corporation, and VICI Properties Inc.

Class III Directors

Richard T. du Moulin. Mr. du Moulin has served as a director of the Company since 2014. Mr. du Moulin has a distinguished career in the shipping industry, with significant leadership roles spanning several decades. He spent 15 years at OMI Corporation (1974–1989), where he served as Executive Vice President, Chief Operating Officer, and Board Director. From 1989 to 1998, he was Chairman and CEO of Marine Transport Lines, followed by his tenure as Chairman and CEO of Marine Transport Corporation from 1998 to 2002.

From 2007 until his retirement in 2024, Mr. du Moulin served as a Director of Teekay Tankers. He also served as an advisor to Hudson Structured Capital Management from 2020 to 2024. He currently serves as a Board Trustee for the Seamen's Church Institute of New York and New Jersey. Mr. du Moulin was Chairman of INTERTANKO, the leading trade organization for the tanker industry, from 1996 to 1999. In addition to his corporate roles, Mr. du Moulin served in the U.S. Navy and is a recipient of the U.S. Coast Guard’s Distinguished Service Medal. He holds a BA from Dartmouth College and an MBA from Harvard University. His extensive operational experience and profound knowledge of the shipping industry make him a valuable member of our board.

Karen H. Beachy. Ms. Beachy has served as a director of the Company since 2022, and also serves as a director of Oceaneering International (NYSE: OII), a global provider of engineered services and products for the offshore energy, defense, aerospace, and entertainment industries. In March 2022, Ms. Beachy was named to the board of Pangaea Logistics Solutions (NASDQ: PANL), a Rhode Island based company that transports a wide variety of dry bulk cargoes and provides its customers with a comprehensive set of services and activities, including cargo loading, cargo discharge, vessel chartering, and voyage planning. Ms. Beachy founded her strategic consulting firm, Think B3 Consulting, in January 2021. Prior to starting her consulting firm and joining Oceaneering, Ms. Beachy served as the Senior Vice President of Growth and Strategy at Black Hills Corporation, an investor-owned electric and gas utility in the Midwest, where she was responsible for corporate planning, business development, process improvement, enterprise data and analytics, natural gas retail marketing, products and services, energy innovation and asset optimization. Ms. Beachy began her tenure at Black Hills in Rapid City, South Dakota in 2014 as the Director of Supply Chain and was promoted to Vice President of Supply Chain in 2016. She was responsible for sourcing, procurement, fleet, and materials management. Ms. Beachy worked at Vectren (now CenterPoint Energy) Corporation, an electric and gas utility in Indiana and Ohio, from 2010 to 2014 where Ms. Beachy led the gas operations division in Ohio and worked in supply chain. From 1995 to 2008, Ms. Beachy worked at Louisville Gas and Electric/Kentucky Utilities, an electric and gas utility in Kentucky and Western Virginia, where she held several positions in corporate development, products and services, electric operations, and supplier diversity. In 2007, Ms. Beachy completed an expatriate assignment in Germany with E.ON, a European electric utility, where she served as a project manager in the global liquified natural gas procurement group. Throughout her career, Ms. Beachy has served on several non-profit Boards with a focus on supporting and growing young people and entrepreneurs in the communities where she lived and worked. Ms. Beachy holds a bachelor’s degree in political science and a master’s degree in management from Purdue University.

Gary Vogel. Mr. Vogel has served as a director of the Company since 2025. Mr. Vogel has over 36 years of experience in the international shipping industry. He currently serves as a Director of SFL Corp, (NYSE: SFL), a position he has held since 2016. From 2015 to 2024 he served as Chief Executive Officer and a Director of Eagle Bulk Shipping Inc. (NYSE: EGLE), a U.S. listed owner and operator of geared dry bulk vessels. From 2000 to 2015, Mr. Vogel held various positions in Clipper Group Ltd., lastly as Chief Executive Officer. Mr. Vogel graduated from the U.S. Merchant Marine Academy in 1988 with a Bachelor of Science degree in Marine Transportation as well as a U.S. Coast Guard Unlimited Tonnage 3rd Officers License. Subsequently, he served as an officer in the U.S. Naval Reserve.

Paul M. Leand, Jr. Mr. Leand has served as a director of the Company since 2025. Mr. Leand is the Chief Executive Officer of AMA Capital Partners LLC, a merchant banking partnership exclusively focused on the transportation, energy and offshore industries. Mr. Leand has extensive experience with high yield issuer restructurings and M&A transactions within the transportation, energy and offshore industries. Prior to joining AMA in 1998, Mr. Leand held various roles at First National Bank of Maryland. Mr. Leand has served as a Director of Eagle Bulk Shipping (NYSE), Golar LNG Partners LP (Nasdaq), Lloyd Fonds AG ( Frankfurt Stock Exchange), North Atlantic Drilling (Oslo Stock Exchange), SeaDrill Ltd. (NYSE), Ship Finance International Ltd. (NYSE) as well as privately held Helm International. Mr. Leand holds a BS/BA from Boston University’s School of Management.

Director Skills and Experience

The table below summarizes key skills and experience of our Directors. Collectively, our Board possesses a broad range of competencies and backgrounds that are particularly relevant to a global shipping and logistics company such as Pangaea. Our Directors provide strategic oversight and bring significant experience in areas critical to the Company’s business, while maintaining a strong focus on effective governance and Board oversight.

The Board believes that a diverse mix of skills, experience, and backgrounds enhances its effectiveness. The following matrix presents selected qualifications and demographic diversity represented on our Board of Directors. Certain aspects of diversity may not be fully reflected in the categories presented in the matrix and are described, where appropriate, in the individual director biographies.

Directors	Mads Rosenberg Boye Petersen (2)	Eric S. Rosenfeld	Anthony Laura	Carl Claus Boggild	David D. Sgro	Richard T. du Moulin	Karen H. Beachy	Gary Vogel	Paul M. Leand, Jr.	Eugene I. Davis
Key Skills and Experience
Public Board of Directors Experience		●			●	●	●	●	●	●
Shipping Industry Experience/Supply Chain Management	●		●	●		●	●	●	●
CEO/Senior Executive	●	●	●	●	●	●	●	●	●	●
Strategic Planning/Investment and M&A	●	●	●	●	●	●	●	●	●	●
Human Capital Management	●	●	●	●	●	●	●	●	●	●
Finance/Capital Allocation	●	●	●	●	●	●	●	●	●	●
Financial Literacy/Accounting		●	●	●	●	●	●	●	●	●
Regulatory/Policy Matters	●				●	●	●	●	●	●

Mr. Filanowski retired as Chief Executive Officer and stepped down from the Board effective December 31, 2025. Mr. Petersen was appointed Chief Executive Officer and joined the Board effective January 1, 2026. Ms. Tan resigned from the Board effective December 18, 2025.

Insider Trading Policy Disclosure

The Company has adopted an Insider Trading Policy applicable to all directors, officers, and employees. This policy prohibits trading while in possession of material nonpublic information and includes provisions for blackout periods, pre-clearance of trades by insiders, and education regarding compliance obligations. A copy of the Insider Trading Policy has been filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Hedging Policy

The Company does not currently maintain a formal policy specifically governing hedging or monetization transactions involving its securities by directors, officers, or employees. However, such individuals remain subject to the Company’s insider trading policy and applicable securities laws.

Third-Party Compensation Disclosure

In accordance with Nasdaq Listing Rule 5250(b)(3), the Company has conducted a reasonable inquiry and determined that there are no agreements or arrangements between any director or nominee for director and any person or entity other than the Company relating to compensation or other payment in connection with the director or nominee’s candidacy or service as a director that require disclosure under applicable Nasdaq rules. The Company will continue to make this disclosure at least annually, as required, until the earlier of the director’s resignation or one year following the termination of any such agreement or arrangement.

Board Independence Determinations

The Board of Directors has affirmatively determined that each of the following directors is independent within the meaning of Rule 5605(a)(2) of the Nasdaq Listing Rules: Eric S. Rosenfeld, Anthony Laura, Carl Claus Boggild, David D. Sgro, Richard T. du Moulin, Karen H. Beachy, Gary Vogel, Paul M. Leand, Jr., and Eugene I. Davis.

In addition, the Board has determined that all members of the Audit Committee, the Compensation Committee and the Nominating & Corporate Governance Committee satisfy the applicable independence requirements of the Nasdaq Listing Rules and the rules and regulations of the Securities and Exchange Commission for service on such committees.

There are no family relationships among any of the Director nominees or the executive officers of the Company.

Board Leadership Structure and Role in Risk Oversight

Senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. The Company has developed a consistent, systemic and integrated approach to risk management to help determine how best to identify, manage and mitigate significant risks throughout the Company.

The Board of Directors is responsible for overseeing management in the execution of its responsibilities, including assessing the Company’s approach to risk management. The Board of Directors exercises these responsibilities periodically as part of its meetings and also through three of its committees, each of which examines various components of enterprise risk as part of its responsibilities. The Audit Committee has primary responsibility for addressing risks relating to financial matters, particularly financial reporting, accounting practices and policies, disclosure controls and procedures and internal control over financial reporting. The Compensation Committee has primary responsibility for risks and exposures associated with the Company’s compensation policies, plans and practices, regarding both executive compensation and the compensation structure generally, including whether it provides appropriate incentives that do not encourage excessive risk taking. The Nominating & Corporate Governance Committee oversees risks associated with the independence of the Board of Directors and succession planning.

An overall review of risk is inherent in the Board of Directors’ evaluation of the Company’s long-term strategies and other matters presented to the Board of Directors. The Board of Directors’ role in risk oversight of the Company is consistent with the Company’s leadership structure; the Chief Executive Officer and other members of senior management are responsible for assessing and managing the Company’s risk exposure, and the Board of Directors and its committees provide oversight in connection with those efforts.

Meetings and Committees of the Board of Directors

The Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating & Corporate Governance Committee, the respective members and functions of which are described below. Current charters describing the nature and scope of the responsibilities of each of the Audit Committee, Compensation Committee and Nominating & Corporate Governance Committee are posted on our website at www.pangaeals.com under the headings “Investors-board-committee-charters” and are available in print upon request to Pangaea Logistics Solutions Ltd., 109 Long Wharf, Newport, Rhode Island 02840.

Each of our directors attended 100% of the meetings of the Board and committees of the Board on which they served during
2025 (during the periods that they served). In 2025, we held ten meetings of the Board. While we do not have a formal policy with regard to our directors’ attendance at annual general meetings of shareholders, generally it is the practice of our Board to attend such meetings. All of our directors attended our 2025 Annual Meeting, which was held on May 8, 2025 in Newport, RI.

A summary of the composition of the committees of the Board is as follows:

Name	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee
Mads Rosenberg Boye Petersen
Carl Claus Boggild			✓
Richard T. du Moulin		✓	✓
Eric S. Rosenfeld		✓	✓
David D. Sgro	✓	✓
Anthony Laura	✓
Karen H. Beachy	✓	✓
Gary Vogel		✓	✓
Paul M. Leand, Jr.	✓
Eugene I. Davis		✓
Meetings Held During 2025	Four	Fourteen	Six

CORPORATE GOVERNANCE PRACTICES

Use of Director and Officer Questionnaires

As part of its annual governance process, the Company distributes Director and Officer Questionnaires to each director and executive officer. These questionnaires solicit detailed information on relationships, affiliations, and financial interests that could affect independence determinations or result in related party transactions. The Company enhanced these questionnaires in 2025 to align with recent SEC guidance and enforcement activity, including clarifying examples of potentially compromising relationships. Responses are reviewed by the Nominating & Corporate Governance Committee and the Audit Committee.

DIRECTOR COMPENSATION

Compensation of Non-Employee Directors

Under the compensation program for our non-employee directors, members of the Board who are not employees received a combination of cash compensation and restricted shares of our common stock, pursuant to the 2024 Long-Term Incentive Plan (the "2024 Plan"), as payment for services rendered.

Each director elected or appointed to the Board receives a restricted share award with a grant-date fair value of approximately $120,000, calculated in accordance with ASC 718. These shares are fully vested upon grant. For more details, please refer to Note 15, 'Stock Incentive Plans and Non-Controlling Interest,' in the Company's Form 10-K filed on March 16, 2026.

The following table sets forth compensation paid to or earned by our non-employee directors during 2025:

Name (1)	Fees Earned or Paid in Cash	Stock Awards	Total
Richard DuMoulin	$175,000	$120,000	$295,000
Eric Rosenfeld	$117,500	$120,000	$237,500
David Sgro	$117,500	$120,000	$237,500
Anthony Laura	$102,500	$120,000	$222,500
Claus Boggild	$102,500	$120,000	$222,500
Karen H Beachy	$117,500	$120,000	$237,500
Gary Vogel (2)	$102,500	$120,000	$222,500
Christina Tan (2)	$95,000	$120,000	$215,000
Paul M. Leand, Jr. (3)	$—	$—	$—
Eugene I. Davis (2)	$—	$—	$—

(1) Mark Filanowski, who served on the Board during 2024 and 2025, is not included in this table as he received no additional compensation for his service as a director. Mr. Filanowski resigned as Chief Executive Officer and from the Board of Directors effective December 31, 2025. Effective as of January 1, 2026, Mads Petersen was appointed Chief Executive Officer and elected to the Board.

(2) Christina Tan and Gary Vogel were appointed to the Company's board of directors on January 20, 2025, with Christina Tan serving as a Class II Director and Gary Vogel serving as a Class III Director. On December 18, 2025, Christina Tan resigned from the Board of Directors of the Company effective immediately prior to the appointment of Eugene I. Davis to the Board.

(3) Mr. Leand was appointed as a Class III director effective November 26, 2025, for a term expiring at the 2026 Annual Meeting and is nominated for election at such meeting.

Audit Committee Information

The Company’s Audit Committee is comprised of David Sgro, Anthony Laura, Karen H. Beachy, and Paul M. Leand, Jr. each of whom qualifies as independent under the applicable Nasdaq listing requirements and SEC rules.

The Board of Directors has designated David Sgro as an audit committee "financial expert," in accordance with the definition provided in relevant SEC regulations, and recognizes his financial management proficiency per Nasdaq rules and standards. The Audit Committee's responsibilities encompass appointing and supervising the independent auditors, managing their relationship, and examining their formal written statements that outline the Company's internal quality-control procedures and any significant issues identified through internal quality-control reviews, peer reviews, or inquiries and investigations by governmental or professional authorities, along with their formal written statement on auditor independence. The Committee is also tasked with reviewing and discussing the annual and quarterly financial statements with management and the independent auditors, preparing an annual report for inclusion in the Company's proxy statement, overseeing the Company's accounting and financial reporting principles, policies, controls, procedures, and practices, as well as discussing risk assessment and risk management policies with management. Additionally, the Board of Directors has assigned the Audit Committee the duty of reviewing related party transactions.

Compensation Committee Information and Compensation Committee Interlocks and Insider Participation

The Company’s Compensation Committee is comprised of independent directors Richard du Moulin, Eric Rosenfeld, David Sgro, Karen Beachy, Gary Vogel, and Eugene I. Davis, each of whom qualifies as independent under applicable Nasdaq listing standards and SEC rules. The Compensation Committee is responsible for reviewing and approving compensation paid to the Company’s officers and directors and administering the Company’s incentive compensation plans, including the authority to make and modify awards under such plans.

None of the members of the Compensation Committee is, or has ever been, an officer or employee of the Company or any of its subsidiaries. In addition, there were no compensation committee interlocks during the fiscal year ended December 31, 2025.

In November 2023, the Compensation Committee adopted the Company’s Policy Regarding the Recovery of Erroneously Awarded Compensation (the “Clawback Policy”) in accordance with Nasdaq listing standards and Section 10D and Rule 10D-1 under the Securities Exchange Act of 1934, as amended.

Pursuant to the Clawback Policy, the Company is required to recover certain erroneously awarded incentive-based compensation received by current and former executive officers in the event the Company is required to prepare an accounting restatement due to material noncompliance with financial reporting requirements. Recovery under the Clawback Policy is required regardless of whether the restatement results from misconduct.

A copy of the Clawback Policy was originally filed as Exhibit 97.1 to the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2023, and the policy has not been amended since that filing.

Nominating & Corporate Governance Committee

The Company’s Nominating & Corporate Governance Committee (formerly known as the Nominating and ESG Committee) is comprised of Richard T. du Moulin, Eric S. Rosenfeld, Carl Claus Boggild, and Gary Vogel each of whom qualifies as independent under the applicable Nasdaq listing requirements and SEC rules.

The Nominating & Corporate Governance Committee assists the Board in identifying and evaluating qualified individuals for nomination to the Board, including recommending nominees for election and to fill vacancies. The Committee also considers shareholder-recommended candidates and evaluates the independence of each Director annually under applicable Nasdaq and SEC criteria. Shareholders who wish to recommend a nominee should send their letters to Pangaea Logistics Solutions Ltd., 109 Long Wharf, 2nd Floor, Newport, Rhode Island 02840, Attention: Nominating & Corporate Governance Committee. The Corporate Secretary will promptly forward all such letters to the members of the Nominating & Corporate Governance Committee. Shareholders must follow certain procedures to recommend to the Nominating & Corporate Governance Committee candidates for election as directors. In general, in order to provide sufficient time to enable the Nominating & Corporate Governance Committee to evaluate candidates recommended by shareholders in connection with selecting candidates for nomination in connection with the Company’s annual meeting of shareholders, the Corporate Secretary must receive the shareholder’s recommendation no later than thirty (30) days after the end of the Company’s fiscal year. Each of the director nominees was recommended for nomination by the Nominating & Corporate Governance Committee. None of the nominees was recommended by a security holder.

Guidelines for Selecting Director Nominees

The guidelines set forth in the Nominating & Corporate Governance Committee Charter provide that nominees should:

•Have demonstrated notable achievements in business, education, or public service;

•Possess the intelligence, education, and experience to contribute meaningfully to Board deliberations and offer a range of skills, perspectives, and backgrounds; and

•Exhibit the highest ethical standards, professionalism, and a strong dedication to shareholder interests.

In evaluating candidates, the Committee considers a variety of factors, including judgment, experience, independence, character, and business acumen, as well as the specific needs of the Board at the time. The Committee seeks to include candidates from diverse backgrounds and with diverse viewpoints—including, but not limited to, differences in gender, race, ethnicity, age, professional experience, and tenure on the Board. As part of this commitment, any search firm retained by the Committee is affirmatively instructed to include diverse candidates, including those from both traditional and non-traditional backgrounds, in the candidate pool.

Diversity considerations are taken into account both when evaluating individual nominees and during periodic reviews of the overall Board composition and size. Additionally, all directors are expected to demonstrate personal characteristics such as integrity, accountability, sound judgment, high performance standards, commitment, enthusiasm, and the courage to express independent views.

In addition to using search firms, the Committee may identify candidates through recommendations from current Directors and executive officers.

There have been no material changes to the procedures by which shareholders may recommend nominees for the Board. The Nominating & Corporate Governance Committee Charter is available on the Company’s website at www.pangaeals.com/investors/board-committee-charters.

Related Person Policy

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board or the Audit Committee. Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our common shares, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Related Party Transactions

The amounts presented reflect activity for the year ended December 31, 2025. Information for periods subsequent to year-end is not yet available. Amounts and notes payable to related parties consist of the following:

	December 31, 2025	Activity	December 31, 2024
Trade payables due to Seamar (i)	$—	$1,181,015	$(1,181,015)
MTM Ship Management (“MTM”) (ii)	$(805,871)	$(4,595,460)	$3,789,589

i.Seamar Management S.A. ("Seamar"): In the second quarter of 2025 the Company consolidated Seamar Management. Accordingly, the intercompany payable balance was eliminated upon consolidation.

ii.MTM Ship Management (“MTM”) is considered a related party because a former member of the Company’s Board of Directors, Christina Tan, has an indirect ownership interest in MTM. Ms. Tan is a partial owner of Strategic Investment LLC, which beneficially owns approximately 29% of the Company’s outstanding common shares and has an indirect ownership interest in MTM. Ms. Tan resigned from the Company’s Board of Directors on December 18, 2025.

EXECUTIVE OFFICERS

Executive officers are elected by and serve at the discretion of the Board of Directors and include a Chief Executive Officer, a Chief Financial Officer and other officers as determined by the Board. The following sets forth biographical information regarding the Company’s current executive officers.

Effective December 31, 2025, Mark L. Filanowski resigned as Chief Executive Officer and as a member of the Board of Directors. Effective January 1, 2026, Mads Rosenberg Boye Petersen was appointed Chief Executive Officer and elected to the Board of Directors.

Mads Rosenberg Boye Petersen Refer to the "BOARD OF DIRECTORS" for biographical information.

Mr. Petersen serves as Chief Executive Officer of the Company and is responsible for the strategic direction, commercial development, execution, and safety. Before being appointed CEO, Mr. Petersen served as Chief Operating Officer since April 2022, during which he oversaw the business's commercial, operational, and technical functions. His previous role was MD for the wholly owned subsidiary Nordic Bulk Carriers, a position he held since 2009. Mr. Petersen spearheaded the development of the ice-class service offering, in which Pangaea now holds a market-leading position. His experience includes customer-facing activities, ESG initiatives, and the development of vessel performance optimization strategies. Before joining Pangaea, Mr. Petersen held various operational and management roles in the dry bulk industry. Mr. Petersen earned an Executive MBA in Shipping and Logistics from Copenhagen Business School. Mr. Petersen has also taken various courses in Strategy and Artificial Intelligence.

Gianni Del Signore

Mr. Del Signore, age 43, serves as Chief Financial Officer of Pangaea, responsible for the Company’s finance, accounting, reporting functions, strategy and information technology. Prior to his appointment as Chief Financial Officer, he served as Controller of the Company from 2010 to 2017. Before joining Pangaea, Mr. Del Signore worked in the Assurance Services practice at Ernst & Young from 2005 to 2010. Mr. Del Signore holds an M.B.A. from Bryant University and a B.S. in Accountancy from Providence College and is a Certified Public Accountant (inactive).

Daniel Schildt

Mr. Schildt, age 43, serves as Chief Strategy Officer of Pangaea, responsible for leading the Company’s strategic planning and supporting key corporate initiatives. Prior to being appointed as Chief Strategy Officer, Mr. Schildt served as Senior Vice President of the Dry Cargo division of the MT Maritime Management (MTMM) Group, a position which he has held since 2014 and Manager of MTMM Group Strategic Planning. Prior to that, Mr. Schildt was Commercial Manager at SEACOR from 2013 to 2014. Before that, Mr. Schildt was with the MTMM group in various capacities including chartering and operations in both the Chemical Tanker and Dry Cargo divisions from 2005 through 2013. Mr. Schildt received a BS in International Maritime Business from the Massachusetts Maritime Academy and a MS in Finance from Fairfield University.

HOW WE COMPENSATE OUR EXECUTIVES

Equity Grant Timing and Use of MNPI

We do not grant equity when our executives are in possession of material non-public information (MNPI). Equity awards are generally approved at regularly scheduled meetings of the Compensation Committee and are not intended to take advantage of the timing of any material disclosures.

In connection with the vesting of equity awards, certain named executive officers sold a portion of the shares on March 18, 2026 and March 19, 2026 to satisfy applicable tax withholding obligations. Except for such sales, the named executive officers retained the remaining shares underlying their equity awards, consistent with the Company’s objective of promoting long-term equity ownership among its leadership team.

Overview of Our Executive Compensation Program

This section provides information regarding Pangaea's compensation program for 2025 for individuals who served as executive officers and who are listed in the Summary Compensation Table (collectively, the “Named Executive Officers” or “NEOs”). Our NEOs for 2025 are:

Name	Position
Mark L. Filanowski	Chief Executive Officer and Director
Gianni Del Signore	Chief Financial Officer
Mads Rosenberg Boye Petersen	Chief Operating Officer

As noted elsewhere in this Proxy Statement, Pangaea qualifies as a “Smaller Reporting Company,” or “SRC,” under SEC rules. As a Smaller Reporting Company, we are permitted to provide reduced disclosures in this Proxy Statement, including those relating to executive compensation. Among other things, we are not required to have a Compensation Discussion and Analysis. Nevertheless, we are providing the following information to be transparent to our shareholders on how we compensate our executives. This section describes our compensation philosophy, the objectives of our executive compensation program and policies, the elements of the compensation program and how each element fits into our overall compensation philosophy and strategy.

The Compensation Committee of Pangaea’s Board of Directors oversees the Company’s Executive Compensation Program with support from its independent executive compensation consultant, Lyons, Benenson & Company, Inc. ("LB&Co."), including the review and approval of compensation for the Chief Executive Officer and other executive officers. As part of its responsibilities, the Committee:

•Establishes and approves corporate goals and objectives relevant to the compensation of the CEO and each executive officer;

•Evaluates the performance of the CEO and each executive officer at least annually in relation to those goals, and determines their cash compensation accordingly, taking into account other relevant factors deemed appropriate and in the Company’s best interests;

•Determines the long-term incentive components of executive compensation.

The primary goal of the Company’s Executive Compensation Program is to attract, retain, and motivate talented individuals capable of fulfilling their responsibilities and guiding the Company toward achieving its strategic objectives. Given the highly cyclical and volatile nature of the industry, the Committee believes the program should maintain flexibility and incorporate a significant emphasis on long-term performance. The Company does not maintain employment agreements with any of its executive officers.

The key components of the Executive Compensation Program include:

Base Salary: A fixed level of compensation intended to reflect each executive’s responsibilities and to remain competitive with a group of peer companies, particularly those operating ocean-going fleets.

Short-Term Incentive Plans: Pangaea’s Short-term incentive award includes weighted performance criteria to calculate cash bonuses that are paid to executive officers. This plan is administered by the Company’s Compensation Committee.

The method for computing incentive compensation payable under the short-term incentive plan may include, without limitation, the designation of one or more threshold, target, or maximum bonus levels, determination of the bonus amount to be paid at each such level, and the weighting of metrics used to determine the total bonus award. .

For 2025, bonuses for our named executive officers were based 60% on achievement of an adjusted EBITDA goal, a non-GAAP financial measure used by the Company (see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for a definition and reconciliation), 15% on safety goals, and 25% on personal strategic initiatives. Overall bonus payouts were 91% of target, reflecting achievement of the safety and strategic initiative goals and below-target performance against the adjusted EBITDA goal.

Long-Term Incentive Awards

Long-term incentives are granted under the Company’s Long-Term Incentive Plan in the form of restricted shares of common stock. While vesting schedules have varied in prior years, recent awards generally vest over a three-year period, with one-third vesting on each of the first, second and third anniversaries of the grant date, generally subject to continued employment through each vesting date.

LTI awards beginning for the performance period starting January 1, 2026 will consist of a combination of time-based restricted stock units (RSUs) and performance-based stock units (PSUs), with the RSUs vesting in accordance with prior awards (i.e., vesting over a three-year period, with one-third vesting on each of the first, second and third anniversaries of the grant date, generally subject to continued employment through each vesting date). The PSUs will vest based 50% on achievement of ROCE goals and 50% based on achievement of rTSR goals. This shift towards using performance-based vesting measures will further align the interests of executives and shareholders by tying vesting of half of the equity awards to the achievement of the rTSR and ROCE goals. PSUs vest 0% below threshold achievement, 50% at threshold, 100% at target, and 150% at maximum, with linear interpolation for achievement between threshold and target and target and maximum. The rTSR vesting is capped at 100% if absolute TSR is negative, notwithstanding maximum achievement for rTSR.

Other Benefits

Executive officers participate in the same benefit programs available to all full-time employees, including health and welfare benefits, retirement plans (including 401(k) contributions), and other standard employee benefits.

During the year ended December 31, 2025, the Compensation Committee made the following key observations and decisions:

•Safety – The Company’s fleet achieved exemplary safety records, performing at or above industry benchmarks.

•Adjusted EBITDA – The Company generated $88 million in adjusted EBITDA, which was below our target range resulting in below target payouts of cash bonuses.

•Cash Bonuses – Cash bonuses were awarded based on the achievement of individual and Company performance objectives, as determined by the Compensation Committee; as noted above, due to below target adjusted EBITDA achievement, cash bonuses were paid below target levels.

•Long-Term Incentives – The Compensation Committee recognized the executive team’s contribution to improved stock liquidity and share performance over the past two years and granted long-term equity awards to reinforce alignment with shareholder interests. A shift towards a use of a portion of performance-based equity awards in future years will further increase alignment with shareholder interests.

The following table sets forth the total compensation for the fiscal years ended December 31, 2025 and 2024:

Name and Principal Position	Year	Salary and Compensation (1)	Cash Bonus	Stock Awards (2)	All Other Compensation(3)	Total
Mark L. Filanowski	2025	$600,000	$603,116	$—	$34,243	$1,237,359
Chief Executive Officer	2024	$550,000	$708,000	$448,460	$32,619	$1,739,079
(Principal Executive Officer)

Gianni Del Signore	2025	$370,000	$287,394	$178,092	$42,729	$878,215
Chief Financial Officer	2024	$350,000	$348,000	$214,041	$40,533	$952,574
(Principal Financial Officer)

Mads Rosenberg Boye Petersen	2025	$450,000	$337,882	$330,043	$34,243	$1,152,168
Chief Operating Officer	2024	$425,000	$423,000	$259,901	$18,819	$1,126,720

(1) Base salary amounts shown above represented actual salary earned during the year, reported as gross earnings (i.e., gross amounts before taxes and applicable payroll deductions).

(2) The grant date fair value of the restricted stock awards is based on the closing price of the Company’s common stock on the date of grant in accordance with FASB ASC 718 (“ASC 718”).

(3) This amount represents: (i) the Company’s matching contributions under the Company’s 401(k) plan and (ii) health insurance premiums paid by the Company.

The information in the above table represents the years ended December 31, 2025 and 2024.

Outstanding Equity Awards at Fiscal Year End

As of December 31, 2025, the Company’s named executive officers held the following outstanding equity or equity-based awards, none of which were subject to performance-based vesting conditions. As described above, equity awards granted on or after January 1, 2026 are subject to a combination of time and performance-based vesting conditions. Equity awards granted on March 25, 2026 in respect of 2025 performance are not reflected in this table, as such awards were not outstanding as of December 31, 2025.

	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
Mark Filanowski	12/28/2020	16,667	$114,669
Chief Executive Officer	1/3/2022	23,334	160,538
	1/3/2023	81,301	559,351
	3/19/2024	43,041	296,122
	2/18/2025	84,615	582,151
		248,958	$1,712,831

Gianni Del Signore	12/28/2020	18,334	$126,138
Chief Financial Officer	1/3/2022	20,000	137,600
	1/3/2023	50,813	349,593
	3/19/2024	21,521	148,064
	2/18/2025	40,385	277,849
		151,053	$1,039,245

Mads Rosenberg Boye Petersen	1/3/2022	20,000	$137,600
Chief Operating Officer	1/3/2023	60,976	419,515
	3/19/2024	24,211	166,572
	2/18/2025	49,038	337,381
		154,225	$1,061,068

Retirement Benefits, Termination, Severance and Change in Control Payments

As of December 31, 2025, none of the Company’s officers, including its named executive officers, have any retirement benefits (other than their right to participate in the Company’s 401(k) retirement plan, as described above) or have any contractual rights to severance payments.

Pay Versus Performance

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC rules, we are providing the following information about the relationship of executive compensation actually paid (“Compensation Actually Paid”) or ("CAP") and certain financial performance of our Company. The following table shows the total compensation for our Named Executive Officers ("NEOs") NEOs for the past two fiscal years as set forth in the Summary Compensation Table, the Compensation Actually Paid to our CEO (also referred to as the principal executive officer or “PEO”) and our other non-PEO NEOs, our total shareholder return on a $100 hypothetical investment in our common stock and our net income.

The CAP for the PEO and the average non-PEO NEOs is calculated by taking the Summary Compensation Table values: a) less the grant value of equity granted during the year; b) plus the year-end fair value of unvested equity awards granted during the year; c) plus, for awards granted in prior years that are outstanding and unvested at the end of the year, the difference between the year-end fair value and the immediately prior year-end fair value; d) plus, for awards granted in prior years that vested during the year, the difference between the fair value as of the vesting date and the immediately prior year-end fair value; The tables below illustrate the CAP for the PEO and average non-PEO NEO's.

Pay Versus Performance Table

Year	Summary compensation table total for PEO (1)	Compensation actually paid to PEO (1)	Average summary compensation table total for non-PEO NEOs (2)	Average compensation actually paid to non-PEO NEOs (2)	Total shareholder return (3)	Net income (in thousands)
2025	$1,237,359	$3,788,386	$1,015,192	$2,287,174	$156	$19,369
2024	$1,739,079	$2,743,670	$1,039,647	$1,752,139	$117	$28,903
2023	$1,484,267	$3,910,533	$879,832	$2,604,177	$168	$26,323

(1) The Principal Executive Officer ("PEO") in 2025 was CEO, Mr. Filanowski.
(2) The non-PEO NEOs in 2025 were Mr. Del Signore and Mr. Petersen.
(3) The amounts shown represent the cumulative total shareholder return of the Company’s common stock, assuming an initial investment of $100 with dividends reinvested, for the periods presented.

Adjustments from Total Compensation to Compensation Actually Paid

The following tables present the requisite adjustments from total compensation, as reported in the Summary Compensation Table, to calculate Compensation Actually Paid to our CEO and other NEO for the fiscal years ended December 31, 2025, 2024 and 2023.

Summary Compensation Table to Compensation Actually Paid to our PEO		2025	2024	2023
Summary Compensation Table - Total Compensation		$1,237,359	$1,739,079	$1,484,267
—	Grant Date Fair Value of Equity Awards Granted in Fiscal Year	—	(448,460)	(399,994)
+	Fair Value at Fiscal Year-End of Outstanding and Unvested Equity Awards	1,712,831	1,329,338	1,893,923
+	Fair value of awards that vested during the year, measured at vesting date	145,673	435,460	383,328
+	Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	692,523	(311,746)	549,009
+	Dividends or dividend equivalents paid on unvested awards, if not already included in SCT	—	—	—
	Compensation Actually Paid	$3,788,386	$2,743,670	$3,910,533

Summary Compensation Table to Compensation Actually Paid to non-PEO NEO		2025	2024	2023
Summary Compensation Table - Total Compensation		$1,015,192	$1,039,647	$879,832
—	Grant Date Fair Value of Equity Awards Granted in Fiscal Year	(254,068)	(236,971)	(212,498)
+	Fair Value at Fiscal Year-End of Outstanding and Unvested Equity Awards	1,050,156	842,263	1,366,609
+	Fair value of awards that vested during the year, measured at vesting date	98,680	338,659	310,157
+	Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	377,214	(231,458)	260,077
+	Dividends or dividend equivalents paid on unvested awards, if not already included in SCT	—	—	—
	Compensation Actually Paid	$2,287,174	$1,752,139	$2,604,177

Financial Performance Measures.

The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:
•Adjusted EBITDA
•Cash Flow from Operations
•Vessel TCE

Relationship Between Compensation Actually Paid and Total Shareholder Return

The following graph illustrates the relationship between (i) the Compensation Actually Paid (“CAP”) to our Principal Executive Officer (“PEO”) and the average CAP to our non-PEO named executive officers (“NEOs”) and (ii) the Company’s cumulative total shareholder return (“TSR”), assuming an initial investment of $100 on December 31, 2022 and the reinvestment of all dividends, for the fiscal years ended December 31, 2023, 2024 and 2025. CAP amounts presented in the graph are expressed in thousands of dollars.

CAP vs. Total Shareholder Return
Total Shareholder Return
$250
$200
$150
$100
$50
Compensation actually paid in thousands
$4,000
$3,000
$2,000
$1,000
$—
2023
2024
2025
PEO Compensation Actually Paid
Average non-PEO Compensation Actually Paid
Company TSR

Relationship between CAP and Net Income

The graph below illustrates the relationship between the PEO and average Non-PEO NEO CAP amounts and the Company’s net income for the fiscal years ended December 31, 2023, 2024, and 2025. Net income and CAP amounts for the PEO and average Non-PEO NEOs are presented in thousands of dollars.

CAP vs. Net Income
$40,000
$30,000
$20,000
$10,000
$—
Net Income in thousands
$4,000
$3,000
$2,000
$1,000
$—
Compensation actually paid in thousands
2023
2024
2025
PEO Compensation Actually Paid
Average non-PEO Compensation Actually Paid
Net Income (in thousands)

PROPOSAL 1 - ELECTION OF CLASS III DIRECTORS
To elect the following nominees to our Board of Directors as Class III directors serving until the annual meeting of shareholders to be held in 2029:
•Richard T. du Moulin
•Karen H. Beachy
•Gary Vogel
• Paul M. Leand, Jr.

Vote Required:

Under our majority voting standard, a director nominee must receive more votes cast “FOR” than “AGAINST” their election in order to be elected. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Recommendation:

The Board of Directors unanimously recommends that shareholders vote “FOR” the election of all nominated directors.

Our Board of Directors consists of ten members divided into three classes. If approved at the 2026 meeting, our Board of Directors will consist of the following:

•in Class I, to stand for reelection in 2027: Mads Rosenberg Boye Petersen, Eric S. Rosenfeld, and Anthony Laura;
•in Class II, to stand for reelection in 2028: Carl Claus Boggild, David D. Sgro and Eugene I. Davis ; and
•in Class III, to stand for reelection in 2029: Richard du Moulin, Karen H. Beachy, Gary Vogel and Paul M. Leand, Jr.

Votes to withhold authority and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not affect the election outcome.

Nominee Information

Our Board believes that the nominees possess the qualities and experience that it believes our directors should possess, as described in detail below. The nominees for election to the Board, and our other continuing directors, together with their biographical information and the Board’s reasons for nominating them to serve as directors, are set forth in the section of this proxy statement titled “BOARD OF DIRECTORS”. No family relationship exists between of the directors or the executive officers listed in the “Executive Officers and Executive Compensation” portion of this proxy statement.

PROPOSAL 2 - TO ELECT ONE DIRECTOR TO OUR BOARD OF DIRECTORS AS A CLASS I DIRECTOR SERVING UNTIL THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD IN 2027;
To elect one nominee to our Board of Directors as Class I directors serving until the annual meeting of shareholders to be held in 2027.
•Mads Rosenberg Boye Petersen
Vote Required:
Under our majority voting standard, a director nominee must receive more votes cast “FOR” than “AGAINST” their election in order to be elected. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Recommendation:

The Board of Directors unanimously recommends that shareholders vote “FOR” the election of all nominated directors.

PROPOSAL 3 - TO ELECT ONE DIRECTOR TO OUR BOARD OF DIRECTORS AS A CLASS II DIRECTOR SERVING UNTIL THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD IN 2028;
To elect one nominee to our Board of Directors as Class II directors serving until the annual meeting of shareholders to be held in 2028.
• Eugene I. Davis
Vote Required:
Under our majority voting standard, a director nominee must receive more votes cast “FOR” than “AGAINST” their election in order to be elected. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Recommendation:

The Board of Directors unanimously recommends that shareholders vote “FOR” the election of all nominated directors.

PROPOSAL 4 - TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY’S FISCAL YEAR 2026;

The Audit Committee has appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm to audit the financial statements of Pangaea Logistics Solutions Ltd. for the fiscal year ending December 31, 2026 and recommends that shareholders vote to ratify this appointment.

Although shareholder ratification is not required, the Board is submitting the appointment of Deloitte & Touche LLP to shareholders for ratification as a matter of good corporate governance. If this proposal is not approved by our shareholders at the Annual Meeting, the Audit Committee will reconsider its appointment of Deloitte & Touche LLP. Even if this proposal is approved by our shareholders at the Annual Meeting, the Audit Committee may appoint a different independent registered public accounting firm at any time during the year if it determines that this would be in the best interests of our Company and its shareholders.

A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires, and is expected to be available to respond to appropriate questions.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of Deloitte & Touche LLP. If shareholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Company and its shareholders.

Recommendation:

The Board of Directors unanimously recommends that shareholders vote “FOR” Proposal No. 4.

Audit Fees and Pre-Approval Information

Deloitte & Touche LLP served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025. Grant Thornton LLP served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024.

The following table presents fees for professional audit services rendered by Deloitte & Touche LLP and Grant Thornton LLP for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2025 and 2024, and fees billed for other services rendered by Deloitte & Touche LLP and Grant Thornton LLP during those periods:

Fee Category	2025	2024
Audit Services (1)	$865,000	$1,086,400
Audit-Related Services (2)	185,000	68,224
Tax Services (3)	14,500	6,500
All Other Services (4)	—	—
Total	$1,064,500	$1,161,124

(1)Audit Services. Audit services include services performed by Deloitte to comply with the standards of the PCAOB related to the audit and review of our consolidated financial statements and internal control over financial reporting. The audit fees shown above for fiscal year 2025 were incurred principally for services rendered in connection with the audit of our consolidated financial statements, associated SEC filings and quarterly reviews and internal control over financial reporting.

(2)Audit-Related Services. Audit-related services include assurance and related services that are traditionally performed by independent registered public accounting firms outside of the PCAOB audit scope.

(3)Tax Services. Tax services include services in connection with the preparation of our tax returns and corporate tax consultations.

(4)All Other Services. All other services consist of permitted services other than those that meet the criteria above.

The Audit Committee concluded that the rendering of non-audit services by Deloitte & Touche LLP is compatible with maintaining the independence of Deloitte & Touche LLP and were pre-approved by the Audit Committee.

Specifically:
•100% of audit fees were pre-approved;
•100% of audit-related fees were pre-approved; and
•100% of tax fees were pre-approved.

PROPOSAL 5 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our shareholders with the opportunity to cast an advisory (non-binding) vote on the compensation of our Named Executive Officers for 2025. Shareholders are encouraged to read the “How We Compensate Our Executives” section of this Proxy Statement, including the accompanying compensation tables and related narrative, which describe our compensation philosophy, policies and practices, and the compensation paid to our Named Executive Officers for 2025.

The Board asks shareholders to approve the following resolution:

“RESOLVED, that the shareholders of Pangaea hereby approve, on an advisory basis, the compensation of the Named Executive Officers for 2025 as described in the “How We Compensate Our Executives” section of, and in the accompanying compensation tables and narrative in, Pangaea’s Proxy Statement for the 2026 Annual Meeting of Shareholders.”

As an advisory vote, the results of the vote will not be binding. However, the Board and the Compensation Committee value your opinion and will consider the outcome of the vote when making future decisions on the compensation of the NEOs and our executive compensation principles, policies and procedures, as we have done in the past. We are currently holding “say-on-pay” advisory votes on an annual basis.

The Board recommends a vote “FOR” advisory approval of the resolution set forth above and approval of the compensation of the Named Executive Officers for 2025 as disclosed in this Proxy Statement.

OTHER INFORMATION

REPORT OF THE AUDIT COMMITTEE

To the Shareholders of Pangaea Logistics Solutions Ltd.:

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting.

In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee is responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm, Deloitte & Touche LLP. The Committee reviewed with Deloitte & Touche LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and the Securities and Exchange Commission. In addition, the Committee has discussed with Deloitte & Touche LLP the firm’s independence, including the matters required by PCAOB Rule 3526, and has considered whether the provision of non-audit services is compatible with maintaining the firm’s independence.

The Committee also reviewed and discussed, together with management and Deloitte & Touche LLP, the Company’s audited consolidated financial statements for the year ended December 31, 2025 and management’s assessment that the Company maintained effective internal control over financial reporting as of December 31, 2025.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission on March 16, 2026.

The Audit Committee is governed by a written charter adopted by the Board of Directors, which is available on the Company’s website. The Committee held four meetings during the year ended December 31, 2025. Each member of the Committee satisfies the independence requirements of the Nasdaq listing standards and Rule 10A-3 under the Securities Exchange Act of 1934. The Board has determined that David Sgro qualifies as an “audit committee financial expert” as defined by SEC rules.

David Sgro, Chair
Anthony Laura
Karen H. Beachy
Paul M. Leand, Jr.

March 27, 2026

Security Ownership of Certain Beneficial Owners

The following table sets forth the beneficial ownership of our common shares as of the most recent practicable date prior to filing by (1) each person, or group of affiliated persons, known by us to be the beneficial owner of 5% or more of our outstanding common shares, (2) each of our directors, (3) each of our named executive officers and (4) all of our directors and executive officers as a group.

To our knowledge, each person named in the table has sole voting and investment power with respect to all of the securities shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. The number of securities shown represents the number of securities the person “beneficially owns,” as determined by the rules of the SEC. The SEC has defined “beneficial” ownership of a security to mean the possession, directly or indirectly, of voting power and/or investment power. A security holder is also deemed to be, as of any date, the beneficial owner of all securities that such security holder has the right to acquire within 60 days after that date through (1) the exercise of any option, warrant or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account or similar arrangement, or (4) the automatic termination of a trust, discretionary account or similar arrangement.

The percentages below reflect beneficial ownership on the Record Date, as determined in accordance with Rule 13d-3 under the Exchange Act and assumes there are 65,318,647 common shares outstanding.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Beneficial Ownership (2)
Directors and Executive Officers:
Lagoa Investments (2) (3) c/o Phoenix Bulk Carriers (US) LLC 109 Long Wharf Newport, RI 02840	8,356,344	12.79%
Mads Rosenberg Boye Petersen 109 Long Wharf Newport, RI 02840	727,436	1.11%
Gianni Del Signore* 109 Long Wharf Newport, RI 02840	404,256	—%
Daniel Schildt * 109 Long Wharf Newport, RI 02840	28,068	—%
Eric S. Rosenfeld * 777 Third Ave, 37th Floor New York, NY 10017	613,768	—%
David D. Sgro* 777 Third Ave, 37th Floor New York, NY 10017	361,811	—%
Richard T. du Moulin* 52 Elm Avenue Larchmont, NY 10538	280,269	—%
Karen H. Beachy * 60 Brittany Drive Cotuit, MA 02635	81,821	—%
Gary Vogel * 109 Long Wharf Newport RI 02840	37,228	—%
Eugene I. Davis * 109 Long Wharf Newport RI 02840	14,151	—%
Paul M. Leand, Jr. * 109 Long Wharf Newport RI 02840	14,151	—%
All Directors and Officers as a Group	10,919,303
Five Percent Holders:
Lagoa Investments (2) (3) c/o Phoenix Bulk Carriers (US) LLC 109 Long Wharf Newport, RI 02840	8,356,344	12.79%
Strategic Shipping Inc. / Strategic Investment LLC / Pacific Star Private Trust Company Ltd. (4) 109 Long Wharf C/o M.t. Maritime Management (USA) LLC Newport, RI 02840	18,870,317	28.89%

 *Less than 1%.

(1)The beneficial ownership of the common shares by the shareholders set forth in the table is determined in accordance with Rule 13d-3 under the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any common shares as to which the shareholder has sole or shared voting power or investment power and also any common shares that the shareholder has the right to acquire within 60 days. The percentage of beneficial ownership is calculated based on 65,318,647 outstanding common shares. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all common shares beneficially owned by them.

(2)Unless otherwise indicated, the business address of each of the individuals is c/o Phoenix Bulk Carriers (US) LLC, 109 Long Wharf, Newport, Rhode Island 02840.

(3)Shares owned by Lagoa Investments. Mr. Boggild is the Managing Director of Lagoa Investments and solely for purposes of reporting beneficial ownership of such shares pursuant to Section 13(d) of the Exchange Act, Mr. Boggild may be deemed to be the beneficial owner of the shares held by Lagoa Investments.

(4)Pacific Star Private Trust Company Ltd. ("Pacific Star") is the trustee of a trust (the "Trust"). The Trust indirectly controls all of the shares of Strategic Shipping Inc. through its direct ownership of 51.0% of the limited liability company interests in Strategic Investment LLC, which is the sole shareholder of Strategic Shipping Inc. Accordingly, Pacific Star, as trustee, may be deemed to beneficially own the 18,870,317 Common Shares (as defined below) that are owned by Strategic Shipping Inc. and beneficially owned by Strategic Investment LLC.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our Section 16 officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. SEC regulations require our Section 16 officers, directors, and greater than 10% shareholders to provide us with copies of all Section 16(a) forms they file. Based solely on our review of these forms, during 2025 all of our Section 16 officers, directors, and greater than 10% shareholders complied with all Section 16(a) filing requirements applicable to them, except that a Form 4 filed on behalf of Eric S. Rosenfeld with respect to his director equity award was filed late in February 2026 and a Form 3 for Paul M. Leand, Jr. was filed late in November 2025 due to an administrative delay.

Certain Relationships and Related Person Transactions

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our Audit Committee and a majority of our disinterested independent directors, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our Audit Committee and a majority of our disinterested independent directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Shareholder Proposals and Other Shareholder Communications

Our 2027 annual meeting of shareholders is expected to be held on or about May 7, 2027 unless the date is changed by our Board. Our Bye-laws establish advance notice procedures with regard to certain matters, including director nominations, to be brought before an annual meeting. If you are a shareholder and you wish to present proposals or wish to present a matter of business in the proxy statement for the 2027 annual meeting, you need to provide the proposals to Pangaea by no later than January 31, 2027. You should direct any proposals to Gianni Del Signore, Chief Financial Officer, Pangaea Logistics Solutions Ltd., 109 Long Wharf, Newport, RI 02840.

Shareholders and interested parties may communicate with Pangaea’s Board, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson in care of Pangaea Logistics Solutions Ltd., 109 Long Wharf, Newport, RI 02840. Each communication will be forwarded, depending on the subject matter, to the Board, the appropriate committee chairperson or all non-management directors.

Delivery of Documents to Shareholders

Our Annual Report for the fiscal year ended December 31, 2025, which was filed with the SEC on March 16, 2026, is being mailed to all shareholders of record with this proxy statement. The Annual Report does not constitute, and should not be considered, a part of this proxy solicitation material.

Pursuant to the rules of the SEC, we and the services that we employ to deliver communications to our shareholders, are permitted to deliver to two or more shareholders sharing the same address a single copy of each of our Annual Report and our proxy statement. Upon written or oral request, we will deliver a separate copy of the Annual Report and/or proxy statement to any shareholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents. Shareholders receiving multiple copies of such documents may likewise request that we deliver single copies of such documents in the future. Shareholders may notify us of their requests by calling or writing us at:

Pangaea Logistics Solutions Ltd.
109 Long Wharf
Newport, RI 02840

(401) 846-7790
Attention: Investor Relations

A copy of our Annual Report, which includes our financial statements for the fiscal year ended December 31, 2025, is available without charge upon written request to the address set forth above.

OTHER BUSINESS

We are not aware of any matters to be acted upon at the 2026 annual meeting of shareholders other than those described above. The persons named in the proxies will vote in accordance with the recommendation of the Board of Directors on any other matters incidental to the conduct of, or otherwise properly brought before, the annual meeting. Discretionary authority for them to do so is contained in the proxy.

Whether you intend to be present at the annual meeting or not, we urge you to return your signed proxy promptly.

PANGAEA LOGISTICS SOLUTIONS LTD.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 6, 2026.

VOTE BY INTERNET
www.cstproxyvote.com
Use the Internet to vote your proxy.
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS				☒

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
The Board of Directors recommends that you vote “FOR” each of the following proposals:
1. Election of Class III Directors:
Nominees:	For	Against	Abstain

1a. Richard T. du Moulin	☐	☐	☐
1b. Karen H. Beachy	☐	☐	☐
1c. Gary Vogel	☐	☐	☐
1d. Paul M. Leand, Jr.	☐	☐	☐

2. Election of Class I Director:
Nominee:
2a. Mads Rosenberg Boye Petersen	☐	☐	☐

3. Election of Class II Director:
Nominee:
3a. Eugene I. Davis	☐	☐	☐

4. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐

5. To approve, on an advisory, non-binding basis, the compensation of named executive officers.	☐	☐	☐

Note: if you receive more than one proxy card, please vote with respect to each card you receive.

Signature	Signature, if held jointly	Date

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to be held May 7, 2026.

To view the 2026 Proxy Statement and 2025 Annual Report please go to:
https://www.cstproxy.com/pangaeals/2026
PANGAEA LOGISTICS SOLUTIONS LTD.
PROXY
Annual General Meeting of Shareholders
May 7, 2026

This proxy is solicited on behalf of the Board of Directors
The undersigned hereby appoints Mads Rosenberg Boye Petersen and Gianni Del Signore, and each of them individually, as Proxies. Each Proxy is endowed with the authority to appoint a substitute and is hereby authorized to represent and vote all shares of common stock of Pangaea Logistics Solutions Ltd. held of record by the undersigned as of the close of business on March 17, 2026. This authorization pertains to the Annual Meeting of Shareholders of Pangaea Logistics Solutions Ltd. scheduled for May 7, 2026, or any adjournment thereof, as designated on the reverse hereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES, FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND FOR THE APPROVAL OF THE COMPENSATION OF NAMED EXECUTIVE OFFICERS, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued on reverse side)